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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                                 PULITZER INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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                            NOTICE TO PULITZER INC.
                    EMPLOYEE STOCK PURCHASE PLAN PARTICIPANTS

This Notice contains important information in Q&A format about the Pulitzer Inc. Employee Stock Purchase Plans (the "Plans") in the context of the pending acquisition of Pulitzer Inc. by Lee Enterprises, Incorporated (the "Lee Merger").

Q-1: WHEN IS THE LEE MERGER EXPECTED TO OCCUR?

A-1: It is anticipated that the Lee Merger will close during the second quarter of this year.

Q-2: WILL I BE ABLE TO CONTINUE MAKING PAYROLL CONTRIBUTIONS UNDER THE PLANS UNTIL THE DATE OF THE LEE MERGER?

A-2: No. Contributions will cease following the last pay date in March, which varies by subsidiary. You will be able to continue making payroll contributions under the Plans through your last pay date in March.

Q-3: WILL I BE ABLE TO PURCHASE ANY MORE PULITZER INC. STOCK UNDER THE PLANS?

A-3: Yes. On March 31, 2005 (which is the end of the current quarterly Plan offering period), the payroll contributions credited to your Plan account will be applied to purchase shares of Pulitzer Inc. stock in accordance with the terms of the Plans. Purchases of Pulitzer Inc. stock under the Plans will cease after March 31, 2005.

Q-4: WHAT WILL HAPPEN TO MY PULITZER INC. STOCK THAT IS HELD FOR ME UNDER THE PLANS BY A.G. EDWARDS?

A-4: In general, as part of the Lee Merger, A.G. Edwards will exchange all of the shares (including any fractional share) held in your Plan account for cash at the rate of $64.00 per share. The cash for your shares will be credited to your A.G. Edwards account.

Q-5: HOW WILL I BE ABLE TO RECEIVE THE CASH THAT IS PAID TO A.G. EDWARDS FOR THE PULITZER INC. STOCK HELD IN MY PLAN ACCOUNT?

A-5: A.G. Edwards will mail you a check for the cash proceeds it receives from the exchange of your shares in the Lee Merger. The check will be sent to you as soon as the Lee Merger proceeds are received by A.G. Edwards for your Plan account. We anticipate this process will be completed within a couple of weeks after the date of the Lee Merger.

Q-6: MAY I WITHDRAW THE PULITZER INC. STOCK HELD IN MY PLAN ACCOUNT BEFORE THE DATE OF THE LEE MERGER?

A-6: Yes. If you wish to withdraw your Plan shares from your account before the date of the Lee Merger, you should contact A.G. Edwards.

Q-7: DO I HAVE TO TAKE ANY ACTION IN ORDER TO HAVE MY PLAN SHARES EXCHANGED FOR CASH AS PART OF THE LEE MERGER?

A-7: No. You do not have to take any action other than verifying your current mailing address with A.G. Edwards. Please look at your recent A.G. Edwards statement to be sure your address is current.



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Q-8: WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A-8: Please contact Alan G. Silverglat (314-340-8440 or asilverglat@pulitzer.net) or James V. Maloney (314-340-8402 or jmaloney@pulitzer.net) if you have any additional questions about the suspension of the Plans or any other matter relating to the Plans in the context of the Lee Merger. Also, please see the following paragraphs.



ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed Lee Merger transaction will be submitted to the stockholders of Pulitzer Inc. for their consideration, and Pulitzer Inc. will file with the SEC a proxy statement to be used to solicit the stockholders' approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction.

STOCKHOLDERS OF PULITZER INC. ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement, as well as other filings containing information about Pulitzer Inc., may be obtained at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to James V. Maloney, Secretary, Pulitzer Inc., 900 North Tucker Boulevard, St. Louis, Missouri 63101.

PARTICIPANTS IN THE SOLICITATION

Pulitzer Inc. and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Pulitzer Inc. in connection with the proposed transaction. Information regarding the directors and executive officers of Pulitzer Inc. is available in the proxy statement for the Pulitzer Inc. 2004 annual meeting of stockholders, which was filed with the SEC on April 2, 2004. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.











03/14/05